UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2022

Date of Report (Date of earliest event reported)

Global Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40468	86-1229973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1926 Rand Ridge Court Marietta, GA	30062
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (404) 939-9419

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one-half of one warrant	GACQU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	GACQ	The Nasdaq Stock Market LLC

Redeemable warrants	GACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 13, 2021, Global Consumer Acquisition Corp., a Delaware corporation (the “Company”), entered into (i) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022 and the Second Amendment dated as of August 21, 2022, the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”), pursuant to which a business combination between the Company and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”) and (ii) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022, the “GP Global SPA”) with TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”), pursuant to which a business combination between the Company and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the respective meanings ascribed to such terms in the respective agreements.

On September 22, 2022, the Company, GP Global Seller and GP Global entered into the Second Amendment to Stock Purchase Agreement (the “GP Global SPA Amendment”) to, among other things, (i) extend the Outside Closing Date (as defined in the GP Global SPA) to December 11, 2022 and (ii) expand the minimum net tangible asset requirement applicable to the Company to permit reliance on any other available exemption from Rule 419 promulgated under the Securities Act of 1933, as amended. With the exception of such amended terms, the GP Global SPA remains in full force and effect.

The foregoing descriptions of agreements and amendments and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the GP Global SPA Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to proposed transactions between the Company and each of Luminex and GP Global. This document does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a proxy statement with the SEC. A proxy statement will be sent to all the Company’s stockholders. The Company also will file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the Company’s, Luminex’s and GP Global’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company, Luminex and GP Global. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Luminex SPA and the GP Global SPA, including the risk that any required regulatory approvals (including approval from antitrust regulators) are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Luminex Stock Acquisition and the GP Global Stock Acquisition (collectively, the “Stock Acquisitions”), if not obtained; the failure to realize the anticipated benefits of the Stock Acquisitions; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of the Company prior to the Stock Acquisitions, and the Company following the Stock Acquisitions, to maintain the listing of the Company’s shares on Nasdaq; costs related to the Stock Acquisitions; the failure to satisfy the conditions to the consummation of each of the Stock Acquisitions, including the approval of the Luminex SPA and the GP Global SPA by the stockholders of the Company and the receipt of a fairness opinion with respect to the GP Global Stock Acquisition, the risk that the Stock Acquisitions may not be completed by the stated deadlines and the potential failure to obtain an extension of the stated deadlines; the inability to complete a PIPE transaction or procure adequate debt, equity or structured financing; the outcome of any legal proceedings that may be instituted against the Company, Luminex or GP Global related to the Stock Acquisitions; the attraction and retention of qualified directors, officers, employees and key personnel following the Stock Acquisitions, the Company’s ability following the Stock Acquisitions to compete effectively in a highly competitive market; the ability to protect and enhance Luminex’s and GP Global’s corporate reputation and brand; the risk of any extended review of the Business Combination by a U.S. government entity; the impact from future regulatory, judicial, and legislative changes in Luminex’s and GP Global’s industry; the uncertain effects of the COVID-19 pandemic; the uncertain effects of Russia’s invasion of Ukraine; future financial performance of the Company following the Stock Acquisitions; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the risk that the Stock Acquisitions disrupt current plans and operations of Luminex and GP Global as a result of the announcement and consummation of the Stock Acquisitions; adverse macroeconomic developments, including recessionary trends, reduced customer and consumer spending and inflationary pressures, which could harm the operations of GP Global and Luminex, including their liquidity and ability to produce and deliver their products timely; geopolitical risk and changes in applicable laws or regulations; the possibility that Luminex or GP Global may be adversely affected by other economic, business, regulatory, and/or competitive factors; the evolution of the markets in which Luminex and GP Global compete, including ecommerce; the ability of Luminex and GP Global to anticipate and respond to changing consumer preferences and merchandise trends; the ability of Luminex and GP Global to implement their existing strategic initiatives and continue to innovate their existing products; the ability of Luminex and GP Global to defend their intellectual property; the risk that Luminex and GP Global may not be able to execute their growth strategies and the timing of expected business milestones; the risk that Luminex and GP Global may not be able to recognize revenue for their products or secure additional contracts that generate revenue; and Luminex’s and GP Global’s performance, capabilities, strategy, and outlook. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company, Luminex and GP Global do not presently know, or that the Company, Luminex and GP Global currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s, Luminex’s and GP Global’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the exhibits hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the exhibits hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company, Luminex and GP Global described above. The Company, Luminex and GP Global anticipate that subsequent events and developments will cause their assessments to change. However, while the Company, Luminex and GP Global may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s, Luminex’s or GP Global’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

The Company and its directors and executive officers may, under the rules of the SEC, be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company will be included in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

Luminex, GP Global and their respective directors and executive officers may, under the rules of the SEC, also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed business combination. Information regarding such persons may be obtained by directing a request to: Global Consumer Acquisition Corp., 1926 Rand Ridge Court, Marietta GA, 30062.

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Second Amendment to Stock Purchase Agreement, dated as of September 22, 2022, by and among Global Consumer Acquisition Corp., TGP Trading FZCO and GP Global Limited
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2022

GLOBAL CONSUMER ACQUISITION CORP.

By:	/s/ Rohan Ajila
Name:	Rohan Ajila
Title:	Chief Executive Officer